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                                                                Exhibit 10.1


                         WAIVER AND AMENDMENT NO. 3
                                     TO
              AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  THIS WAIVER AND AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of June 15, 2004 and is by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, "Lenders"), on the one hand, and FALCON PRODUCTS, INC., a Delaware corporation, SHELBY WILLIAMS INDUSTRIES, INC., a Delaware corporation and SELLERS & JOSEPHSON INC., a New Jersey corporation (collectively, "Borrowers"), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to below.

                            W I T N E S S E T H:
                            -------------------

                  WHEREAS, Lenders, Borrowers, Fleet Capital Corporation, as Agent, and OCM Principal Opportunities Fund II, L.P., as Tranche B Agent, are parties to an Amended and Restated Loan and Security Agreement, dated as of January 15, 2004 (as the same has been and may be amended or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

                  WHEREAS, Borrowers have informed Agent and Tranche B Agent of the existence of the Events of Default listed on Exhibit A (the "Existing
                                                    ---------
Events of Default");

                  WHEREAS, Borrowers have requested that Lenders waive the Existing Events of Default;

                  WHEREAS, Lenders have agreed to waive the Existing Events of Default, subject to the terms and conditions hereinafter set forth; and

                  WHEREAS, Borrowers and Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

                  1. Waiver. Subject to the satisfaction of the conditions
                     ------
set forth in Section 4 below, the undersigned Lenders waive the Existing Events of Default. Other than as expressly set forth above, the foregoing waivers shall not constitute waivers of any Events of Default or Defaults that are now in existence or that may hereafter occur or any rights or remedies that Agent, Tranche B Agent and Lenders may have under the Loan Agreement, the



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other Loan Documents or applicable law with respect thereto, all of which rights and remedies Agent, Tranche B Agent and Lenders specifically reserve.

                  2. Amendments. Subject to the satisfaction of the
                     ----------
conditions set forth in Section 4 below, and in reliance upon the representations and warranties of Borrowers set forth herein, the Loan Agreement is hereby amended as follows:

                  (a) Section 1.3.2 of the Loan Agreement is amended and restated to read as follows:

                  1.3.2. Term Loan B. On the Closing Date, Term Loan B
                         -----------
         Lenders, severally and not jointly, made term loans in the aggregate amount of $50,000,000 to Borrowers. Each Term Loan B Lender, severally and not jointly, further agrees to make an additional term loan in the amount appearing below such Term Loan B Lender's signature to the Waiver and Amendment No. 3 as the Additional Term Loan B Commitment on the Amendment No. 3 Effective Date. The term loans described in the two immediately preceding sentences are collectively referred to herein as "Term Loan B"). Term Loan B shall be repayable in accordance with the terms of the Term B Notes and shall be secured by all of the Collateral. The aggregate amount of the Term Loan B Commitments, including those funded on the Closing Date and those to be funded on the Amendment No. 3 Effective Date, is $60,000,000. Borrowers represent and warrant that the proceeds of Term Loan B advanced on the Closing Date were used solely for the purposes of paying in full on the Closing Date all principal, interest and fees owing in connection with the Original Term Loan B, paying fees and expenses incurred in connection with this Agreement and repaying Revolving Credit Loans. The proceeds of Term Loan B advanced on the Amendment No. 3 Effective Date shall be used solely for purposes of paying fees and expenses incurred in connection with Amendment No. 3 and for general working capital purposes.

                  (b) Section 2.1.1.(b) of the Loan Agreement is amended and restated to read as follows:

                  (b) Interest shall accrue on the principal amount of Term Loan B outstanding at the end of each day at a rate per annum equal to 18.0%, and shall be payable as follows: a portion of such interest equal to 7.0% per annum (the "Term Loan B Current Pay Interest") shall be paid on a current basis as provided in subsection 3.2.2(iii) and the balance of such interest equal to 11.0% per annum (the "Term Loan B PIK Interest") shall be added to the outstanding principal balance of Term Loan B on the first day of each month hereafter and shall be paid as provided in subsection
         3.2.2. For avoidance of doubt, Borrowers and Term Loan B Lenders agree that prior to the Amendment No. 3 Effective Date, interest shall accrue and be paid on Term Loan B at the rates from time to time applicable to Term Loan B under the Loan Agreement before giving effect to Amendment No. 3, and that on and


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         after the Amendment No. 3 Effective Date, interest shall accrue and be paid on Term Loan B at the rates applicable to Term Loan B after giving effect to Amendment No. 3.

                  (c) Section 2.6(a) of the Loan Agreement is amended and restated to read as follows:

                  (a) At the effective date of termination of this Agreement for any reason, any prepayment of Term Loan A pursuant to subsection 3.3.5 or any reduction of the Revolving Loan Commitments pursuant to subsection 3.3.6, Borrowers shall jointly and severally pay to Agent, for the ratable benefit of Revolving Credit and Term Loan A Lenders (in addition to the then outstanding principal, accrued interest and other charges then due and owing under the terms of this Agreement and any of the other Loan Documents and any amounts then due and owing pursuant to subsection 3.2.5), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 1.5% of the sum of the aggregate amount of the Revolving Loan Commitments then being reduced or terminated and the outstanding amount of Term Loan A then being prepaid, if such termination, prepayment or reduction occurs prior to the scheduled end of the Term.

                  (d) Section 7.1.4 of the Loan Agreement is amended and restated in its entirety to read as follows:

                  7.1.4. Capital Structure. Exhibit 7.1.4 hereto states, as
                         -----------------  -------------
         of the Amendment No. 3 Effective Date, (i) the correct name of each of the Subsidiaries of each Borrower, its jurisdiction of incorporation or organization and the percentage of its Voting Stock owned by such Borrower, (ii) the name of each Borrower's and each of its Subsidiaries' corporate or joint venture Affiliates and the nature of the relationship, (iii) the number, nature and holder of all outstanding Securities of each Borrower and of each Subsidiary of such Borrower, (iv) the number of authorized, issued and treasury Securities of each Borrower and (v) the number of shares of Voting Stock of each Borrower reserved for issuance upon exercise of warrants, options or other rights to acquire Voting Stock. Each Borrower has good title to all of the Securities it purports to own of each of such Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Securities have been duly issued and are fully paid and non-assessable. Exhibit 7.1.4 hereto states, as of the Amendment
                         -------------
         No. 3 Effective Date, all outstanding options to purchase, all equity appreciation and phantom equity rights or plans, all rights and warrants to subscribe for, all commitments and agreements to issue or sell any Securities or obligations convertible into, and any powers of attorney relating to any Securities of any Borrower or any of its Subsidiaries, including the holder, the number of shares covered, the exercise price and the expiration date. Except as set forth on Exhibit 7.1.4, as of the Amendment No. 3 Effective
                         -------------
         Date, there are no outstanding agreements or instruments binding

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         upon any of any Borrower's or any of its Subsidiaries' partners, members or shareholders, as the case may be, relating to the ownership of its Securities. As of the Amendment No. 3 Effective Date, none of the Borrowers or any of their Subsidiaries will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its shares of capital stock or other securities. As of the Amendment No. 3 Effective Date, except as set forth on the attached Exhibit 7.1.4, there are no
                                             -------------
         statutory or contractual preemptive rights or rights of first offer or refusal with respect to the issuance of the Warrant or the Voting Stock issuable upon exercise of the Warrant, or with respect to any other issuance of capital stock, or other equity securities, of any Borrower or any of their Subsidiaries. None of the Borrowers or any of their Subsidiaries has violated any applicable securities laws in connection with the offer, sale or issuance of any of its shares of capital stock; the offer, sale and issuance of the Warrant and the Voting Stock issuable upon exercise of the Warrant, do not and will not require registration under any applicable securities laws. The Warrant represents 15%, on a fully-diluted basis, of all outstanding shares of Voting Stock of Falcon. There are no agreements among any of the stockholders of Falcon with respect to the voting or transfer of Falcon's Voting Stock or with respect to any other aspect of Falcon's affairs, except as set forth on the attached Exhibit 7.1.4.
                               -------------

                  (e) Sections 8.1.10, 8.1.11 and 8.1.12 of the Loan Agreement are amended and restated in their entirety to read as follows:

                  8.1.10. Amendment to Czech Stock Pledge. Within thirty
                          -------------------------------
         (30) days of the Amendment No. 3 Effective Date, execute, deliver and register with the Czech Securities Centre an amendment, in form and substance reasonably satisfactory to Agent and Tranche B Agent, to the pledge of the Securities of Falcon Mimon A/S.

                  8.1.11. Amendments to Mexican and Danish Stock Pledges.
                          ----------------------------------------------
         Within thirty (30) days of the Amendment No. 3 Effective Date, execute and deliver amendments, in form and substance reasonably satisfactory to Agent and Tranche B Agent, to the pledges of the Securities of Howe Europe A/S and Falcon de Juarez, S.A. de C.V.

                  8.1.12. Title Insurance Date Downs. Within thirty (30) days
                          --------------------------
         of the Amendment No. 3 Effective Date, deliver "date down" endorsements to the title insurance policies relating to the Mortgages, in form and substance reasonably satisfactory to Agent and Tranche B Agent.

                  (f) Section 8.1 of the Loan Agreement is amended by inserting the following new subsection 8.1.14 as follows:

                  8.1.14. New Equity/Junior Securities. Borrowers shall
                          ----------------------------
         obtain net cash proceeds in an amount of at least $2,500,000 no later than September 30,

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         2004 from the issuance of new equity or other junior securities
         (such equity or other junior securities being herein referenced to as "Junior Securities") that are on terms satisfactory to Agent, Tranche B Agent and Required Lenders in their sole discretion (including subordination terms).

                  (g) Section 10.1.16 of the Loan Agreement is amended and restated to read as follows:

                  10.1.16. Key Officer. If (a) the employment of any of
                           -----------
         Phillip J. Pacey, Stephen E. Cohen and Stewart H. Long shall be terminated by Falcon without the consent of Agent and Tranche B Agent, such consent not to be unreasonably withheld, or (b) any of Franklin A. Jacobs, Phillip J. Pacey, Stephen E. Cohen and Stewart
         H. Long shall otherwise cease to function in his current capacity as an executive officer of Falcon and shall not be replaced with a Person or Persons reasonably satisfactory to Agent and Tranche B Agent within one hundred twenty (120) days thereafter.

                  (h) The definition of Term Loan B Commitment in Appendix A
                                        ----------------------
to the Loan Agreement is amended and restated in its entirety to read as follows:

                  Term Loan B Commitment - with respect to each Term Loan B
                  ----------------------
         Lender, the amount of such Term Loan B Lender's Term Loan B Commitment pursuant to subsection 1.3.2 of the Agreement, as set forth below such Term Loan B Lender's name on the signature page hereof and the signature page of Amendment No. 3 or any Assignment and Acceptance Agreement executed by such Term B Lender, minus all
                                                                  -----
         Term Loan B payments paid to such Term Loan B Lenders.

                  (i) The definition of Term Loan B Prepayment Fee in
                                        --------------------------
Appendix A to the Loan Agreement is amended and restated in its entirety to read as follows:

                  Term Loan B Prepayment Fee - with respect to any
                  --------------------------
         prepayment of Term Loan B that is made prior to the scheduled end of the Term, an amount equal to 10% of the amount prepaid.

                  (j) Appendix A to the Loan Agreement is amended by inserting the following defined terms in proper alphabetical order:

                  Amendment No. 3 - the Waiver and Amendment No. 3 to
                  ---------------
         Amended and Restated Loan and Security Agreement dated as of June 15, 2004 among Borrowers, Guarantors, Lenders, Agent and Tranche B Agent.

                  Amendment No. 3 Effective Date - the date on which the
                  ------------------------------
         amendments set forth in Amendment No. 3 become effective pursuant to the terms of Amendment No. 3.

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                  Warrant - the Stock Purchase Warrant in the form attached
                  -------
         to Amendment No. 3.

                  (k) Exhibit 7.1.4 to the Loan Agreement is amended and restated to read as set forth on Exhibit 7.1.4 attached to this Amendment.

                  (l) Clause (b) of the definition of EBITDA in Exhibit 8.3
                                                      ------
of the Loan Agreement is amended by deleting the "and" immediately before clause (v) and inserting the following immediately after clause (v):

                  and, (vi) for the fiscal quarters ending on or about April 30, 2004, July 31, 2004 and October 31, 2004, cash restructuring costs related to the closing of Borrowers' Canton, Mississippi plant in an aggregate amount not to exceed $825,000 for such fiscal quarters.

                  (m) Section I (Fixed Charge Coverage) of Exhibit 8.3 to the Loan Agreement is amended by (i) deleting the reference to "0.60" that appears opposite "4 fiscal quarter period ended on or about 7/31/04" and inserting "0.35" in its place, and (ii) deleting the reference to "1.05" that appears opposite "4 fiscal quarter period ended on or about 10/31/04" and inserting "0.65" in its place.

                  (n) Section II (EBITDA) of Exhibit 8.3 to the Loan Agreement is amended by (i) deleting the reference to "$17,000,000" that appears opposite "4 fiscal quarter period ended on or about 7/31/04" and inserting "$12,000,000" in its place, and (ii) deleting the reference to $25,000,000" that appears opposite "4 fiscal quarter period ended on or before 10/31/04" and inserting "$19,000,000" in its place.

                  (o) Section III (Consolidated Secured Funded Debt to EBITDA) of Exhibit 8.3 to the Loan Agreement is amended by (i) deleting the reference to "4.00" that appears opposite "Period ended 7/31/04" and inserting "7.4" in its place, and (ii) deleting the reference to "4.20" that appears opposite "Period ended 10/31/04" and inserting "4.7" in its place.

                  (p) Exhibit 8.3 to the Loan Agreement is amended by inserting the following Section IV:

         IV. MAXIMUM CURRENT LIABILITIES AND MAXIMUM INVENTORY

                  Borrowers shall not permit (a) Net Current Liabilities to exceed $36,500,000 as of the end of the fiscal quarter ending nearest October 31, 2004, and (b) the amount of Borrowers' and their Subsidiaries' Inventory to exceed $67,500,000 as of the end of the fiscal quarter ending nearest October 31, 2004 (which amount shall be calculated in a manner consistent with the projections previously delivered to Agent and Tranche B Agent). "Net Current Liabilities" for purposes of this Section IV shall mean the outstanding principal balance of Revolving Loans as of the date of computation plus the accounts payable of Borrowers and their
                     ----
         Subsidiaries as of the date of

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         computation minus cash of Borrowers and their Subsidiaries as of
                     -----
         the date of computation.

                  3. Scope of Amendment. Subject to the satisfaction of the
                     ------------------
conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth therein, this Amendment shall have the effect of amending the Loan Agreement as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  4. Conditions to Effectiveness. The effectiveness of the
                     ---------------------------
waivers contained in Section 1 hereof and the amendments contained in
Section 2 hereof is subject to the satisfaction of the conditions precedent that:

                  (a) Agent shall have received counterparts of this Amendment executed by each Borrower and each Lender and each Guarantor;

                  (b) Tranche B Agent shall have received a $750,000 commitment fee relating to the additional amount of the Term Loan B;

                  (c) Agent shall have received a $25,000 amendment fee;

                  (d) Tranche B Agent shall have received the Warrant (as defined in Section 11 below);

                  (e) Tranche B Agent shall have received a replacement Term B Note in form and substance satisfactory to Agent and Tranche B Agent;

                  (f) Agent and Tranche B Agent shall have received legal opinions, secretary's certificates and good standing certificates with respect to Borrowers and Guarantors, in each case in form and substance satisfactory to Agent and Tranche B Agent; and

                  (g) Agent and Tranche B Agent shall have received amendments to the Mortgages in form and substance satisfactory to Agent and Tranche B Agent.

                  5. Representations, Warranties and Covenants. To induce
                     -----------------------------------------
Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:

                  (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and correct in all material respects on and as of such earlier date).

                  (b) No Default or Event of Default has occurred which is continuing.

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                  (c) This Amendment, the Loan Agreement, as amended hereby, and the Warrant constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (d) The execution and delivery by Borrowers of this Amendment and the Warrant does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

                  6. Governing Law. THE VALIDITY, INTERPRETATION AND
                     -------------
ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  7. Headings. Section headings in this Amendment are
                     --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed in any
                     ------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.

                  9. Guarantor Reaffirmation. Each Guarantor hereby
                     -----------------------
reaffirms that the Loan Documents and such Guarantor's obligations thereunder shall continue in full force and effect after giving effect to this Amendment.

                  10. Expenses. Borrowers shall pay all reasonable expenses
                      --------
(including reasonable legal fees and expenses) incurred by Agent and Tranche B Agent in connection with this Amendment.

                  11. Authorization of Warrant. On or prior to the Amendment
                      ------------------------
No. 3 Effective Date, Falcon shall authorize the issuance and sale to the Tranche B Agent of a warrant to purchase shares of Common Stock, par value $0.02 per share, of Falcon ("Common Stock"), in the form attached hereto (together with any warrants issued in respect of such warrant, the "Warrant"), which shall be exercisable initially into 1,841,715 fully paid and nonassessable shares of Common Stock at an initial exercise price of $0.02 per share.

                  12. Purchase and Sale of Warrant. Subject to the terms and
                      ----------------------------
conditions set forth herein, on the Amendment No. 3 Effective Date, Falcon shall issue to the Tranche B Agent, and the Tranche B Agent shall purchase from Falcon, the Warrant. Each Borrower, Tranche B Agent and each Term B Lender hereby acknowledge and agree that the fair market value of the Warrant issued pursuant hereto as of the Amendment No. 3 Effective Date is $____________ and that a portion of the additional term loan made hereunder by the


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Tranche B Agent on the Amendment No. 3 Effective Date equal to such fair market value shall be allocated, for all purposes (including tax and accounting), as consideration for the issuance of the Warrant. Each Borrower, Tranche B Agent and each Term B Lender shall file their respective federal, state and local tax returns in a manner which is consistent with such valuation and allocation and shall not take any action or position (whether in preparation of tax returns, financial statements or otherwise) which is inconsistent with any of the above.


                         [Signature pages to follow]






                                   - 9 -

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.


                                  LENDERS:

                                  FLEET CAPITAL CORPORATION,
                                  as Agent and as sole Revolving Credit and Term Loan A Lender


                                  By:_________________________________________
                                  Title:______________________________________



                                  OCM PRINCIPAL OPPORTUNITIES FUND II,
                                  L.P., as sole Term Loan B Lender and as
                                  Tranche B Agent

                                  By:  Oaktree Capital Management, LLC
                                       Its General Partner



                                       By_____________________________________
                                       Title__________________________________



                                       By_____________________________________
                                       Title__________________________________


                                  Additional Term Loan B Commitment: $10,000,000






Signature Pages to Amendment No. 3 to A/R Loan Agreement

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                                  BORROWERS:

                                  FALCON PRODUCTS, INC.



                                  By_________________________________________
                                  Title:_____________________________________



                                  SHELBY WILLIAMS INDUSTRIES, INC.


                                  By_________________________________________
                                  Title:_____________________________________



                                  SELLERS & JOSEPHSON INC.


                                  By_________________________________________
                                  Title:_____________________________________






Signature Pages to Amendment No. 3 to A/R Loan Agreement

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                                  GUARANTORS:

                                  HOWE FURNITURE CORPORATION



                                  By__________________________________________
                                  Title:______________________________________



                                  FALCON HOLDINGS, INC.



                                  By__________________________________________
                                  Title:______________________________________



                                  THE FALCON COMPANIES INTERNATIONAL, INC.



                                  By__________________________________________
                                  Title:______________________________________



                                  MADISON FURNITURE INDUSTRIES, INC.



                                  By__________________________________________
                                  Title:______________________________________



                                  JOHNSON INDUSTRIES, INC.



                                  By__________________________________________
                                  Title:______________________________________



                                  EPIC FURNITURE GROUP, INC.



                                  By__________________________________________
                                  Title:______________________________________




Signature Pages to Amendment No. 3 to A/R Loan Agreement

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                                  EXHIBIT A

                         EXISTING EVENTS OF DEFAULT

1. Borrowers' permitting the Fixed Charge Coverage Ratio, determined as of January 31, 2004, for the period of four consecutive fiscal quarters then ending, to be less than 0.50 to 1.0.

2. Borrowers' failure to have Consolidated EBITDA of at least $14,000,000 for the 4 fiscal quarter period ended on or about April 30, 2004.

3. Borrowers' failure to have a ratio of Consolidated Secured Funded Debt as of January 31, 2004 to Consolidated EBITDA for the period of four consecutive fiscal quarters ended April 30, 2004 of not more than 5.10.






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                                EXHIBIT 7.1.4






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                                   WARRANT


                                See Attached.